UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934

      Date of Report (Date of earliest event reported): February 13, 2003




                          AMERICAN ECOLOGY CORPORATION
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                         0-11688                95-3889638
        --------                         -------                ----------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


       Lakepointe Centre I,
   300 E. Mallard, Suite 300
          Boise, Idaho                                            83706
          ------------                                            -----
(Address of principal executive                                (Zip Code)
             offices)


                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

On February 13, 2003, American Ecology Corporation issued a press release to announce that its wholly owned subsidiary, Texas Ecologists, Inc. sold the El Centro municipal waste landfill in Robstown, Texas to a subsidiary of Allied Waste Industries, Inc. The press release, dated February 13, 2003, is attached as Exhibit 99 and incorporated by reference herein. The El Centro Landfill had revenues of $2,563,000 and net income of $466,000 for the year ending December 31, 2002.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits. The following exhibit is filed as part of this report:

Exhibit 10.70 Royalty Provisions of Purchase Agreement for El Centro Landfill Dated February 13, 2003
Exhibit 99 Press Release, dated February 13, 2003, entitled "AMERICAN ECOLOGY SELLS TEXAS MUNICIPAL WASTE LANDFILL TO ALLIED WASTE FOR $10 MILLION, FUTURE ROYALTIES"

This Form 8-K contains forward-looking statements related to unknown risks and uncertainties. These risks include, but are not limited to access to capital, as well as compliance with and changes to applicable laws and regulations, exposure to litigation, access to insurance and financial assurances, new technologies, competitive environment, labor issues, and loss of major contracts. The audited consolidated financial statements and the notes thereto filed on Form 10-K for the year ending December 31, 2001 contains additional risk factors and an expanded disclosure of these risks. When the Company uses words like "may," "believes," "expects," "anticipates," "should," "estimate," "project," "plan," their opposites and similar expressions, the Company is making forward-looking statements. These terms are most often used in statements relating to business plans, strategies, anticipated benefits or projections about the anticipated revenues, earnings or other aspects of our operating results. The Company makes these statements in an effort to keep stockholders and the public informed about our business based on our current expectations about future events. Such statements should be viewed with caution and are not guarantees of future performance or events. Our business is subject to uncertainties, risks and other influences, many of which the Company has no control over. Additionally, these factors, either alone or taken together, could have a material adverse effect on the Company and could change whether any forward-looking statement ultimately turns out to be true. The Company undertakes no obligation to publicly release updates or revisions to these statements. The above discussion should be read in conjunction with the audited consolidated financial statements and the notes thereto filed on Form 10-K for the year ending December 31, 2001.


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   AMERICAN ECOLOGY CORPORATION
                                   (Registrant)




Date:  February 13, 2003           By:  /S/ James R. Baumgardner
                                        James R. Baumgardner
                                        Senior Vice President and Chief
                                        Financial Officer